UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

DEEP MEDICINE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 12th Floor

New York, NY

(Address of principal executive offices)

10017

(Zip Code)

Registrant’s telephone number, including area code: (917) 289-2776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DMAQ	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Class A Common Stock	DMAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2023, Deep Medicine Acquisition Corp. (the “Company”) and Bright Vision Sponsor LLC (the “Sponsor”), the sponsor of the Company, entered into certain non-redemption agreements (“Non-Redemption Agreement”) with certain unaffiliated third parties in exchange for such third parties agreeing not to redeem (or shall use commercially reasonable efforts to request that the Company’s transfer agent reverse any previously submitted redemption demand) certain shares of Class A common stock of the Company (“Class A Common Stock”) initially sold as part of the units in the Company’s initial public offering (“Non-Redeemed Shares”) in connection with the special meeting called by the Company (the “Special Meeting”) to consider and approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from July 29, 2023 to January 29, 2024 (the “Extension”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third parties certain shares of Class A Common Stock (the “Founder Shares”) held by the Sponsor immediately following consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. Such Founder Shares had been issued to the Sponsor upon conversion of the Class B common stock of the Company held by the Sponsor. In addition, the Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, funds held in the Company’s trust account (the “Trust Account”), including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination, or liquidation of the Company. Until the earlier of (a) the consummation of the Company’s initial business combination; and (b) the liquidation of the Trust Account, the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. It is estimated that as of July 29, 2023, the pro rata portion of the funds available in the Trust Account for the redemption of public shares will be approximately $11.45 per share (which may be adjusted prior to redemptions for future deductions, tax withholdings and accrued interest).

As of the date of this report, the Company and the Sponsor have entered into Non-Redemption Agreements with two unaffiliated third parties with respect to a maximum aggregate of 22,606 Non-Redeemed Shares, and the Sponsor has agreed to transfer a maximum aggregate of 8,138 Founder Shares pursuant to the Non-Redemption Agreements.

The Company and the Sponsor expect to enter into additional Non-Redemption Agreements prior to the Special Meeting. The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by Company stockholders but are expected to increase the amount of funds that remain in the Company’s Trust Account following the Special Meeting. The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement and Assignment of Economic Interest filed herein as Exhibit 10.1 and incorporated herein by reference.

Stockholders may withdraw redemptions at any time on or before 5:00 PM ET on July 13, 2023 with respect to the Extension. Stockholders may request to withdraw their redemption by contacting the Company’s transfer agent, American Stock Transfer & Trust Company, at 6201 15th Avenue Brooklyn, NY 11219, Attn: SPAC Support Team (e-mail: spacsupport@astfinancial.com).

As of the close of business on July 11, 2023, the Company has received redemption requests in connection with the Extension with respect to 465,446 shares of Class A Common Stock, with 4,147,964 shares of Class A Common Stock (among which 364,764 shares of Class A Common Stock were initially sold as part of the units in the Company’s initial public offering) remained non-redeemed.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC definitive proxy statement for the Special Meeting (the “Proxy Statement”) to consider and vote upon the Extension and other matters and, beginning on or about June 23, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the June 6, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy, Inc. at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Report are forward-looking statements. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. There can be no assurance that the Company will enter into a definitive agreement with respect to the Proposed Transaction, or, if entered into, there is no certainty of the terms that will be contained in such definitive agreement or the completion of the Proposed Transaction. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

10.1	Form of Non-Redemption Agreement and Assignment of Economic Interest

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP MEDICINE ACQUISITION CORP.

By:	/s/ Humphrey P. Polanen
Name:	Humphrey P. Polanen
Title:	Chief Executive Officer

Dated: July 12, 2023